                                                                    EXHIBIT 10.6

                      THIRD AMENDMENT TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT (the "Third Amendment") dated as of June 30, 1995, by and among Office Depot, Inc., a Delaware corporation (the "Borrower"), the Banks signatories to the Revolving Credit and Line of Credit Agreement (as hereinafter defined) (the "Lenders") and Sun Bank, National Association, a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, and the Agent have entered into that certain Revolving Credit and Line of Credit Agreement dated as of September 30, 1993, as amended by that certain First Amendment to Revolving Credit and Line of Credit Agreement, Consent and Waiver dated as of February 1, 1994, and as further amended by that certain Second Amendment to Revolving Credit and Line of Credit Agreement dated as of May 22, 1995 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested an increase in the Total Commitment to $300,000,000.00, an extension in the term and revisions in certain covenants; and

         WHEREAS, the Lenders and the Agent have agreed to increase the Total Commitment, extend the term of the credit facility and the revisions to certain covenants; and

         WHEREAS, the Lenders and the Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Revolving Credit and Line of Credit Agreement. The Credit Agreement is hereby amended as follows:

         a.      The definition of "Applicable Margin" as defined in Section
1.1 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 '"APPLICABLE MARGIN" shall mean the higher percentage designated below based on the

                 Borrower's fiscal quarter-end Fixed Charge Coverage Ratio indicated below:

                                              FIXED CHARGE
                 APPLICABLE MARGIN            COVERAGE RATIO
                 -----------------            --------------
                 .375%                        less than 2.0:1.0
                 .3125%                       greater than or equal to 2.0:1.0
                                              and less than 2.5:1.0
                 .25%                         greater than or equal to 2.5:1.0

                 provided, however, that:

                          (a) The Applicable Margin in effect as of the date of execution and delivery of this Agreement shall be 0.3125% and shall remain in effect until such time as the Applicable Margin may be adjusted as hereinafter provided;

                          (b) So long as no Default or Event of Default has occurred and is continuing under this Agreement, adjustments, if any, to the Applicable Margin based on changes in the ratios set forth above shall be made and become effective on the first day of the second fiscal quarter after such determination; and

                          (c) The Applicable Margin shall be the lowest (0.25%) if the Borrower's senior actual or implied credit rating is at least either Baa1 by Moody's or BBB+ by S & P at the time of determining the Fixed Charge Coverage Ratio."

         b. The definition of "Competitive Bid Revolving Loan" as defined in Section 1.1 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 '"COMPETITIVE BID REVOLVING LOAN" shall mean a Revolving Loan made by a Lender on a Competitive Bid basis as provided herein, consisting of either a Libor Bid Loan or a Fixed Rate Bid Loan."

         c. The definition of "Credit Documents" as defined in Section 1.1 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:





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                 '"CREDIT DOCUMENTS" shall mean, collectively, the Agreement, as amended from time to time, the Notes, the Guaranty Agreements, and all other Guaranty Documents, if any."

         d.      The definition of "Fixed Charge Coverage Ratio" as defined in
Section 1.1 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 '"FIXED CHARGE COVERAGE RATIO" shall mean, as at the end of any fiscal period of Borrower, the ratio of (A) Consolidated EBITR for such fiscal period to (B) the sum of (i) Consolidated Interest Expense plus (ii) Consolidated Rental Expense plus (iii) interest and other continuing program fees (excluding initial closing fees) related to an accounts receivable securitization program for such fiscal period.

         e. The definition of "Funded Debt" as defined in Section 1.1 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 '"FUNDED DEBT" shall mean, without duplication, all indebtedness for money borrowed, purchase money mortgages, capitalized leases, the aggregate outstanding net investment of a purchaser under an accounts receivable securitization program, conditional sales contracts and similar title retention debt instruments, including any current maturities of such indebtedness, which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendable at the option of the obligor to a date beyond one year from such date. The calculation of Funded Debt shall include, without duplication, all Funded Debt of the Borrower and its Subsidiaries, plus all Funded Debt of other entities or Persons, other than Subsidiaries, which has been guaranteed by the Borrower or any Subsidiary or which is supported by a letter of credit issued for the account of the Borrower or any Subsidiary. Funded Debt shall also include the redemption amount with respect to any stock of the Borrower or its Subsidiaries required to be redeemed within the next twelve months.

         f.      The definition of "Line of Credit Commitment" as defined in
Section 1.1 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:





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
                 '"LINE OF CREDIT COMMITMENT" shall mean at any time for Sun Bank, Twenty-Five Million Dollars ($25,000,000.00), as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 3.3, any assignment thereof pursuant to Section 11.6, or any amendment thereof pursuant to Section 11.2."

         g. The definition of Termination Date" as defined in Section 1.1 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 '"TERMINATION DATE" shall mean June 30, 2000."

         h. The following definitions are hereby inserted in Section 1.1 of the Credit Agreement to read as follows:

                 '"FACILITY FEE PERCENTAGE" shall mean the higher percentage designated below based on the Borrower's fiscal quarter-end Fixed Charge Coverage Ratio indicated below:

                 FACILITY FEE PERCENTAGE             FIXED CHARGE COVERAGE RATIO
                 -----------------------             ---------------------------
                          .25%                     less than 2.0:1.0
                          .1875%                   greater than or equal to 2.0:1.0
                                                   and less than 2.5:1.0
                          .125%                    greater than or equal to 2.5:1.0

                 provided, however, that the Facility Fee Percentage shall be the lowest (0.125%) if the Borrower's senior actual or implied credit rating is at least either Baa1 by Moody's or BBB+ by S & P at the time of determining the Fixed Charge Coverage Ratio.


                 '"FEDERAL FUNDS RATE ADVANCE" shall mean an Advance made or outstanding as a Line of Credit Loan bearing interest based on the Federal Funds Rate.


                 '"FIXED RATE BID LOAN" shall mean a Competitive Bid Revolving Loan, bearing interest based on a fixed rate.


                 '"FOREIGN SUBSIDIARY" shall mean a Subsidiary not organized under the laws of any of the fifty (50) states of the United States of America or the





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
                 District of Columbia, or that is operating entirely outside of the United States.


                 '"LIBOR BID LOAN" shall mean a Competitive Bid Revolving Loan, bearing interest based on LIBOR plus (or minus) a margin.


                 '"MOODY'S" shall mean Moody's Investors Service, Inc. and its successors and assigns.


                 '"S & P" shall mean the Standard & Poor's Corporation and its successors and assigns."

         i. The definitions of "Interest Coverage Ratio" and Working Capital" found in Section 1.1 of the Credit Agreement are hereby deleted.

         j. Sections 2.1(e) and 2.1(f) of the Credit Agreement are hereby deleted and, in lieu thereof, there is substituted the following:

                 "(e) Each Revolving Loan (other than Competitive Bid Revolving Loans) shall, at the option of Borrower, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Syndicate Revolving Loans (as Base Rate Advances or Eurodollar Advances). The aggregate principal amount of each Borrowing of Syndicate Revolving Loans shall be not less than $2,000,000 or a greater integral multiple of $500,000, provided that each Borrowing of Syndicated Revolving Loans comprised of Base Rate Advances shall be not less than $1,000,000 or a greater integral multiple of $100,000. At no time shall the number of Borrowings of Syndicate Revolving Loans comprised of Eurodollar Advances outstanding under this
                 Article II exceed eight (8); provided that, for the purpose of determining the minimum amount for Borrowings resulting from conversions or continuations, all Borrowings of Base Rate Advances under this Facility shall be considered as one Borrowing. The parties hereto agree that (i) the aggregate principal balance of the Revolving Loans (including the Competitive Bid Revolving Loans) of the Lenders as a group shall not exceed the sum of the Revolving Loan Commitments for each Lender, (ii) no Lender shall





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                 be obligated to make Syndicate Revolving Loans in excess of the Revolving Loan Commitment of such Lender, (iii) no Lender shall be obligated hereunder to extend Competitive Bid Revolving Loans or to make quotes for such Loans, (iv) a Lender may elect, in its discretion, to extend Competitive Bid Revolving Loans which, notwithstanding the Syndicate Revolving Loans and Letter of Credit Obligations of such Lender, do not alone exceed the Revolving Loan Commitment of such Lender and
                 (v) except for such Lender's Pro Rata Share of Letter of Credit Obligations, which shall not be decreased by such Lender's Competitive Bid Revolving Loans, the Competitive Bid Revolving Loans (if any) extended by a Lender shall, while outstanding, reduce the Commitment of such Lender to make Revolving Loans by the amount of such Competitive Bid Revolving Loans so extended (but not below zero). Notwithstanding that any Lender has extended Competitive Bid Revolving Loans, each Lender, including such Lender that has so extended Competitive Bid Revolving Loans, shall purchase participations in Letter of Credit Obligations based upon the Lender's Pro Rata Share of Revolving Loan Commitment even if such purchase would exceed the amount of such Lender's Revolving Loan Commitment set forth opposite such Lender's name on the signature page hereof.

                 "(f) The proceeds of Revolving Loans shall be used solely for working capital and for other general corporate purposes, including acquisitions and capital expenditures of the Consolidated Companies."

         k. Section 3.1(b) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "(b) Each Line of Credit Loan shall consist entirely of Federal Funds Rate Advances. The aggregate principal amount of each Borrowing of Line of Credit Loans shall be not less than $1,000,000 or a greater integral multiple of $100,000."

         l. Section 4.1(a)(ii) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:





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                 "(ii) Whenever Borrower desires to make a Borrowing under the
                 Competitive Bid Revolving Loan Commitment (other than one resulting from a conversion or continuation pursuant to
                 Section 4.1(b)(ii)), it shall give the Agent prior written notice by facsimile not later than 10:00 A.M. (local time for the Agent) (a "Notice of Competitive Bid Borrowing") not less than three Business Days prior to the requested date of such Borrowing in the case of Libor Bid Loans and one Business Day prior to the requested date of such Borrowing in the case of Fixed Rate Bid Loans and shall request that the Lenders provide Competitive Bid Rates for Interest Periods of not less than seven (7) days identified by Borrower. Agent shall give the Lenders said "Notice of Competitive Bid Borrowing" not later than 11:00 A.M. (local time for the Agent) on the same Business Day such notice is received from Borrower. Alternatively, at Borrower's option, said Notice of Competitive Bid Borrowing shall be furnished directly to the Lenders. Notices furnished directly to the Lenders must be delivered by facsimile not later than 11:00 AM. (local time for the Agent) not less than three Business Days prior to the requested date of such Borrowing in the case of Libor Bid Loans and one Business Day prior to the requested date of such Borrowing in the case of Fixed Rate Bid Loans. Each Lender in its discretion may, but shall not be obligated to, submit an irrevocable quote to the Agent or Borrower, whichever is applicable, in connection with such request. Each Lender shall give the Agent or Borrower its Competitive Bid Rates for the Interest Periods identified by the Borrower not later than 9:30 A.M. (local time for the Agent) two Business Days prior to the requested date of such Borrowing in the case of Libor Bid Loans and not later than 9:30 A.M. (local time for the Agent) on the requested date of such Borrowing in the case of Fixed Rate Bid Loans. If the Competitive Bid Rates are given to the Agent, the Agent shall give such Competitive Bid Rates to the Borrower no later than 10:00 A.M. (local time for the Agent) on the same day it receives such Competitive Bid Rates. In the event such Notice of Competitive Bid Borrowing is furnished to the Agent and the Agent wishes to submit a Competitive Bid Rate, then the Agent shall so submit its Competitive Bid Rate to Borrower not later than

                 5:00 P.M. (local time for the Agent) the same day of receipt of said Notice of Competitive Bid Borrowing and prior to the Agent's receipt of any Competitive Bid Rates from any other Lender. The Borrower shall then be entitled, in its sole discretion, to elect to incur all or any part of the Competitive Bid Revolving Loan offered by one or more of the Lenders that have elected to provide quotes for any of the Interest Periods and at the rate(s) quoted by such Lender(s) provided, however, in the event two or more Lenders submit identical quotes and the Borrower elects to incur all or any part of the Competitive Bid Revolving Loans at such identical quotes, such Borrowing shall be from said Lenders on a pro rata basis determined by the amounts offered by such Lenders. The Competitive Bid Revolving Loans incurred by the Borrower in connection with such a request for quotes shall not exceed
                 (i) with respect to all Lenders then providing quotes, the then unutilized Revolving Loan Commitment of all Lenders as a group, and (ii) with respect to each Lender providing a quote, the amount bid by such Lender in connection with such Lender's quote. The Borrower shall notify the Agent and such Lender or Lenders of its election by telephone and promptly confirmed in writing not later than 11:00 A.M. (local time for the Agent) two (2) Business Days prior to the requested date of such Borrowing in the case of Libor Bid Loans and on the requested date of such Borrowing in the event of Fixed Rate Bid Loans."

         m. Section 4.2(b) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "(b) No later than 3:00 P.M. (local time for the Agent) on the date of each Borrowing with respect to the Competitive Bid Revolving Loan (other than one resulting from a conversion or continuation pursuant to Section 4.1(b)(ii)), the Competitive Bid Lender will make available the amount of such Borrowing in immediately available funds at its Payment Office or the Payment Office of the Agent, as directed by the Borrower, on the date of each Borrowing pursuant to the Revolving Loan Commitments. In the event the Notice of Competitive Bid Borrowing is given to the Agent, the Competitive Bid Lender will make available the amount of such Borrowing in immediately available funds at the Payment Office of the Agent and the Agent will disburse the amount of such Borrowing as provided in Section 4.2(a) above."

         n. Section 4.3(a) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "(a) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Revolving Loans and Line of Credit Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum (on the basis of a 360 day year) equal to the applicable rates indicated below:

                          (i) For Revolving Loan Base Rate Advances--The Base
                 Rate in effect from time to time;

                          (ii) For Revolving Loan Eurodollar Advances--The
                 relevant Adjusted LIBO Rate plus the Applicable Margin; and

                          (iii) For Line of Credit Loans--The Federal Funds
                 Rate in effect from time to time plus one and three fourths percent (1.75%).

         o. Sections 4.5(a), 4.5(b) and 4.5(d) of the Credit Agreement are hereby deleted and, in lieu thereof, there is substituted the following:

                 "(a) Borrower shall pay to the Agent, for the account of and distribution to each Lender, a Facility Fee computed at the rate of the applicable Facility Fee Percentage on the Revolving Loan Commitment and the Line of Credit Commitment of each Lender regardless of usage, such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Borrower and on the Termination Date.

                 "(b) (RESERVED)

                 "(d) Standby Letters of Credit. With respect to each Standby Letter of Credit, the Borrower shall pay the Agent for the account of each Lender, a nonrefundable fee equal to the Applicable Margin per annum on such Lender's Pro Rata Share of the undrawn face amount of such Letter of Credit. All fees due pursuant to this Section 4.5(d) shall be





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
                 based on a year of 360 days and computed for the actual number of days elapsed, and shall be payable in advance on the date of such Letter of Credit for the period from the date of issuance to the first Business Day of each calendar quarter and thereafter on the first Business Day of each calendar quarter."

         p. Section 4.6(a) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "(a) With the consent of the Lender, Borrower may prepay Competitive Bid Revolving Loans on such terms as are mutually agreed to by the Lender and the Borrower. Borrower may, at its option, prepay Borrowings consisting of Base Rate Advances at any time in whole, or from time to time in part, in amounts aggregating $1,000,000 or any greater integral multiple of $100,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Those Borrowings consisting of Eurodollar Advances may be prepaid, at Borrower's option, in whole, or from time to time in part, in the respective minimum amounts and multiples set forth in Section 2.1(b) with respect to the Revolving Loan Commitments, by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and all compensation payments pursuant to Section 4.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. Each such optional prepayment shall be applied in accordance with Section 4.6(c) below.

         q. Section 7.8 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "SECTION 7.8 FINANCIAL COVENANTS.

                          (a) Fixed Charge Coverage. Maintain as of the last day of each fiscal quarter, a minimum Fixed Charge Coverage Ratio, calculated for the immediately preceding four fiscal quarters, of at least 1.5:1.0.

                          (b) Funded Debt to Total Capitalization. Maintain as of the last day of each fiscal quarter, a maximum ratio of Funded Debt to





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
                          Total Capitalization, of less than or equal to 0.5:1.0 through the fiscal quarter ending December 31, 1995 and 0.45:1.0 thereafter.

                          (c) Leverage Ratio. Maintain as of the last day of each fiscal quarter, a maximum Leverage Ratio of less than or equal to 0.30:1.0.

                          (d) Tangible Net Worth. Maintain as of the last day of each fiscal quarter, Tangible Net Worth of at least $450,000,000 plus fifty percent (50%) of Consolidated Net Income earned after December 31, 1994."

         r. Section 7.10 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "SECTION 7.10 ADDITIONAL GUARANTORS. Promptly after (i) the formation or acquisition (provided that nothing in this Section shall be deemed to authorize or prohibit the acquisition of any entity) of any Material Subsidiary not listed on Schedule 6.1, (ii) the transfer of assets to any Consolidated Company if notice thereof is required to be given pursuant to Section 7.7(n) and as a result thereof the recipient of such assets becomes a Material Subsidiary, (iii) the occurrence of any other event creating a new Material Subsidiary, Borrower shall execute and deliver, and cause to be executed and delivered Guaranty Agreements from each such Material Subsidiary, together with related documents of the kind described in Section 5.1, all in form and substance satisfactory to the Agent and the Required Lenders. As used in this Section, Material Subsidiary shall not include a Foreign Subsidiary.

         s. Section 8.1(c) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "(c) purchase money Indebtedness to the extent secured by a Lien permitted by Section 8.2(b) provided such purchase money Indebtedness does not exceed $25,000,000;"

         t. Subsections (k) and (l) of Section 8.1 of the Credit Agreement are hereby inserted to read as follows:

                 "(k) Indebtedness of not to exceed $50,000,000.00 for a period not to exceed six (6) months to be used for working capital and other general corporate purposes, provided that at the time thereof there are no funds available to the Borrower within the total Revolving Loan Commitment for all Lenders; and

                 "(l) Indebtedness relating to an accounts receivable securitization program in conjunction with the sale of accounts receivable in an aggregate outstanding amount, at any one time not to exceed $150,000,000.00."

         u. Section 8.2(b) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 (b) any Lien on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition cost of such property and any refinancing thereof, provided that such Lien does not extend to any other property, and provided further that the aggregate principal amount of Indebtedness secured by all such Liens at any time does not exceed $25,000,000;"

         v. Section 8.2(h) of the Credit Agreement is hereby inserted to read as follows:

                 "(h) Liens relating to an accounts receivable securitization program in an amount permitted by Section 8.1."

         w. Section 8.3 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "SECTION 8.3 MERGERS, ACQUISITIONS, SALES, ETC. Merge or consolidate with any other Person, other than Borrower or another Subsidiary, or sell, lease, or otherwise dispose of its accounts, property or other assets (including capital stock of Subsidiaries), or, except for the purchase of capital stock as an investment in a Subsidiary as permitted by subsections (a) and (b) in Section 8.4, below, purchase, lease or otherwise acquire all or any substantial portion of the property or assets (including capital stock) of any Person; provided, however, that the foregoing restrictions on asset sales shall not be applicable to (i)





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
                 sales of equipment or other personal property being replaced by other equipment or other personal property purchased as a capital expenditure item having comparable values, (ii) sale, lease or transfer of assets of the Borrower or any Subsidiary to the Borrower or to any other Subsidiary, (iii) sales of inventory in the ordinary course of business, (iv) other asset sales (including the stock of Subsidiaries) where, on the date of execution of a binding obligation to make such asset sale (provided that if the asset sale is not consummated within six
                 (6) months of such execution, then on the date of consummation of such asset sale rather than on the date of execution of such binding obligation), the Asset Value of asset sales occurring after the Closing Date, taking into account the Asset Value of the proposed asset sale, would not exceed twenty-five percent (25%) of Borrower's assets, since the Closing Date and (v) the sale of accounts receivable in an amount permitted by Section 8.1 through an accounts receivable securitization program; provided further, that the foregoing restrictions on mergers shall not apply to mergers involving Borrower and another entity, provided Borrower is the surviving entity, and mergers between a Subsidiary of Borrower and Borrower or between Subsidiaries of Borrower provided that, in either case, upon consummation of such mergers, Borrower is in compliance with Section 8.3 hereof; provided, however, that no transaction pursuant to clauses (i), (ii),
                 (iv) or the second proviso above shall be permitted if any Default or Event of Default otherwise exists at the time of such transaction or would otherwise exist as a result of such transaction."

         x. Section 8.4(i) of the Credit Agreement is hereby inserted to read as follows:

                 "(i) the sale of accounts receivable in an amount permitted by
                 Section 8.1 through an accounts securitization program."

         y. Section 8.6 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                 "SECTION 8.6 TRANSACTIONS WITH AFFILIATES.





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


                      (a) Except in conjunction with an accounts receivable
                securitization program as permitted in this Agreement, enter into any material transaction or series of related transactions which in the aggregate would be material, whether or not in the ordinary course of business, with any Affiliate of any Consolidated Company (but excluding any Affiliate which is also a Consolidated Company), other than on terms and conditions substantially as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's length transaction with a Person other than an Affiliate.

                      (b) Convey or transfer to any other Person (including
                any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets
                (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer."

         z. Section 8.7 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                "SECTION 8.7 OPTIONAL PREPAYMENTS. Directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Subordinated Debt, except with respect to (i) the Obligations under this Agreement and the Notes, (ii) prepayments of Indebtedness outstanding pursuant to revolving credit, overdraft and line of credit facilities permitted pursuant to Section 8.1, (iii) the Series B Senior Subordinated Notes, (iv) Intercompany Loans made or outstanding pursuant to Section 8.1, (v) Subordinated Debt, in form and substance acceptable to the Agent and the Required Lenders, as evidenced by their written consent, issued to refinance existing Subordinated Debt (vi) trade payables incurred in the ordinary course of business and (vii) prepayments of Indebtedness outstanding pursuant to an accounts receivable securitization program as permitted in this Agreement."

         aa.    Section 8.13 of the Credit Agreement is hereby deleted.

         ab.    Section 9.5 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                "SECTION 9.5 NON-PAYMENTS OF OTHER INDEBTEDNESS. Any Consolidated Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) exceeding $10,000,000.00 in the aggregate;"

         ac.    Section 9.6 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                "SECTION 9.6 DEFAULTS UNDER OTHER AGREEMENTS. Any Consolidated Company shall fail to observe or perform within any applicable grace period any covenants or agreements (other than those referenced in Section 9.5) contained in any agreements or instruments relating to any of its Indebtedness exceeding $10,000,000.00 in the aggregate, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;"

         ad.    Section 9.9 of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                "SECTION 9.9 MONEY JUDGMENT. A judgment or order for the payment of money in excess of $5,000,000.00 or otherwise having a Materially Adverse Effect shall be rendered against Borrower or any other Consolidated Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);"

         ae.    Section 11.6(d) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

                "(d) Each Lender may, without the consent of Borrower and the Agent, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments in the Loans owing to it and the Notes held by it), provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Article IV of this Agreement, and (iv) Borrower and the Agent and other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Agreement. Any Lender selling a participation hereunder shall provide prompt written notice to Borrower of the name of such participant."

         af.    The signature pages to the Credit Agreement shall be amended as reflected on the signature pages attached hereto.

2. Revolving Credit Notes. Borrower has executed new Revolving Credit Notes, in the form of Exhibit "A" attached to the Credit Agreement, dated of even date herewith, in favor of the Lenders.

3. Line of Credit Note. Borrower has executed a new Line of Credit Note, in the form of Exhibit "C" attached to the Credit Agreement, dated of even date herewith, in favor of Sun Bank, National Association.

4. Conditions to Effectiveness. The effectiveness of this Third Amendment is subject to the satisfaction of the following conditions:

         a. The Agent shall have received the following, in form and substance reasonably satisfactory in all respects to the Agent:

                i.      the duly executed counterparts of this Third Amendment;

                ii. the duly executed Revolving Notes evidencing the Revolving Loan Commitments and the duly executed Line of Credit Note evidencing the Line of Credit Commitment;

                iii. Certificates of the Secretary or Assistant Secretary of each of the Credit Parties, (A) certifying the name, title and true signature of each officer of such entities executing the Third Amendment and Notes and (B) attaching and certifying copies of the Resolutions of the Board of Directors of the Credit Parties, authorizing as applicable the execution, delivery and performance of the Third Amendment and Notes;

                iv. copies of all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrower and all Guarantors in connection with the Facility;

                v. the favorable opinion of Kirkland & Ellis, counsel to the Credit Parties, in a form acceptable to the Agent and addressed to the Agent and each of the Lenders;

                vi. receipt of the most recent annual audited financial statements and quarterly financial statements of the Borrower and its Subsidiaries, on a consolidated basis, and the absence of any change in the financial condition of the Borrower and its Subsidiaries as reflected in such financial statements which would have a Material Adverse Effect.

         b. In addition, the following conditions shall have been satisfied or shall exist:

                i.      there shall exist no Default or Event of Default;

                ii. all representations and warranties contained in the Credit Agreement shall continue to be true and correct in all material respects except those which are made as of a specific date; and

                iii. there shall be no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of the Borrower, threatened which reasonably could be expected to have a Material Adverse Effect.

5. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original and shall be binding upon all parties, their successors and permitted assigns.

6. Capitalized Terms. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or enlists different meanings as separately assigned to said terms herein.

7. Ratification of Loan Documents; Miscellaneous. The Credit Agreement, as amended hereby, and all of the other Credit Documents, shall remain in full force and effect and this Third Amendment to Revolving Credit and Line of Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and the other Credit Documents shall be deemed to refer to the Credit Agreement as amended by this Third Amendment. The Borrower hereby acknowledges and represents that the Credit Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with the respective terms and are not subject to any defenses, counterclaims or rights of set-off whatsoever except that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other similar laws and the effect of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity).

8. Governing Law. THIS THIRD AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE LENDERS IN FLORIDA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.





                [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.



                                        BORROWER:


                                        OFFICE DEPOT, INC.



                                        By:  Barry J. Goldstein
                                            --------------------------------
                                             Barry J. Goldstein
                                             Executive Vice President - Finance

                                                    (CORPORATE SEAL)


Attest:  David I. Fuente
       ------------------------
    Name:  David I. Fuente
    Title: Chief Executive Officer

                            JOINDER OF GUARANTORS
                            ---------------------


        The undersigned, as Guarantors under the Revolving Credit and Line of Credit Agreement, hereby join in and consent to the foregoing Third Amendment and confirm and agree that their duties and obligations under the Subsidiary Guaranty Agreements by and between the undersigned and the Agent, remains in full force and effect.

        Dated as of the 30th day of June, 1995.


                               THE OFFICE CLUB, INC.
                               (a "Guarantor")



                               By: David I. Fuente
                                    -----------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer

                               Attest: Barry J. Goldstein
                                       ---------------------------
                                       Name: Barry J. Goldstein
                                       Title: Executive Vice President, Finance

                                               (CORPORATE SEAL)

                               EASTMAN OFFICE PRODUCTS CORPORATION
                               (a "Guarantor")


                               By: David I. Fuente
                                   ------------------------------
                                   Name:  David I. Fuente
                                   Title: Chief Executive Officer

                               Attest: Barry J. Goldstein
                                       --------------------------
                                       Name:  Barry J. Goldstein
                                       Title: Executive Vice President, Finance

                                                    (CORPORATE SEAL)

                                EASTMAN, INC.
                                (a "Guarantor")


                                By: David I. Fuente
                                    -----------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer

                                Attest: Barry J. Goldstein
                                        --------------------------
                                        Name:  Barry J. Goldstein
                                        Title: Executive Vice President, Finance

                                                (CORPORATE SEAL)


                                OD INTERNATIONAL, INC.
                                (a "Guarantor")


                                By: David I. Fuente
                                    ------------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer


                                Attest: Barry J. Goldstein
                                        --------------------------
                                        Name:  Barry J. Goldstein
                                        Title: Executive Vice President, Finance

                                                (CORPORATE SEAL)


                                L.E. MURAN CO.
                                (a "Guarantor")



                                By: David I. Fuente
                                    -------------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer


                                Attest: Barry J. Goldstein
                                        ----------------------------
                                        Name:  Barry J. Goldstein
                                        Title: Executive Vice President, Finance

                                                (CORPORATE SEAL)

                                YORKSHIP PRESS, INC.
                                (a "Guarantor")


                                By: David I. Fuente
                                    -----------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer

                                Attest: Barry J. Goldstein
                                        --------------------------
                                        Name:  Barry J. Goldstein
                                        Title: Executive Vice President, Finance

                                                (CORPORATE SEAL)


                                SILVER'S, INC.
                                (a "Guarantor")


                                By: David I. Fuente
                                    ------------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer


                                Attest: Barry J. Goldstein
                                        --------------------------
                                        Name:  Barry J. Goldstein
                                        Title: Executive Vice President, Finance

                                                (CORPORATE SEAL)


                                MIDWEST CARBON COMPANY
                                (a "Guarantor")



                                By: David I. Fuente
                                    -------------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer


                                Attest: Barry J. Goldstein
                                        ----------------------------
                                        Name:  Barry J. Goldstein
                                        Title: Executive Vice President, Finance

                                                (CORPORATE SEAL)

                                J.A. KINDEL COMPANY, INC.
                                (a "Guarantor")


                                By: David I. Fuente
                                    -----------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer

                                Attest: Barry J. Goldstein
                                        --------------------------
                                        Name:  Barry J. Goldstein
                                        Title: Executive Vice President, Finance

                                                (CORPORATE SEAL)


                                ALLSTATE OFFICE PRODUCTS, INC.
                                (a "Guarantor")


                                By: David I. Fuente
                                    ------------------------------
                                    Name:  David I. Fuente
                                    Title: Chief Executive Officer


                                Attest: Barry J. Goldstein
                                        --------------------------
                                        Name:  Barry J. Goldstein
                                        Title: Executive Vice President, Finance

                                                (CORPORATE SEAL)

                      [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                          BETWEEN SUN BANK, AS AGENT,
                            AND OFFICE DEPOT, INC.]



Address for Notices:              SUN BANK, NATIONAL ASSOCIATION,
                                  individually and as Agent

200 S. Orange Avenue
4th Floor - Tower                 By: Kristina L. Anderson
Orlando, Florida 32801                ---------------------------
Attn:  Ms. Kristina L. Anderson       Kristina L. Anderson,
       Assistant Vice President         Assistant Vice President
Telex No. 4415-11
Answerback: Sun Bank

Telecopy No.  (407) 237-6894
Telephone No. (407) 237-4839


Payment Office:

200 S. Orange Avenue
4th Floor - Tower


- --------------------------------------------------

Revolving Loan Commitment: $74,250,000

Pro Rata Share of Revolving Loan Commitment: 27.0%

Line of Credit Commitment: $25,000,000

Pro Rata Share of Line of Credit Commitment: 100%

                      [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                          BETWEEN SUN BANK, AS AGENT,
                            AND OFFICE DEPOT, INC.]


Address for Notices:                     ROYAL BANK OF CANADA

Corporate Banking-East
Financial Square                         By: Peter D. Steffen
New York, NY 10005-3531                      ----------------------
Attn: Peter D. Steffen                   Title: Senior Manager
                                                -------------------
Telecopy No.  (212) 428-6459
Telephone No. (212) 428-6494


Payment Office:

Royal Bank of Canada
Financial Square
New York, NY 10005-3531
Attn: Jewel Haines, Mgr-Loan Administration
Telephone No. (212) 428-6321
Telecopy No.  (212) 428-2372

Directed through our ABA System to:
Pay Chase Manhattan Bank
New York, NY
(ABA #021000021 for credit to
 Acct. No. 920-1-033363)
For Account RBC New York
CHIPS:  ABA 0002
Pay Chase Manhattan Bank
For Account RBC New York
UID025408
Marked RE: OFFICE DEPOT

- --------------------------------------

Revolving Loan Commitment: $28,875,000

Pro Rata Share of Revolving Loan Commitment: 10.5%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                      [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                          BETWEEN SUN BANK, AS AGENT,
                            AND OFFICE DEPOT, INC.]


Address for Notices:                    NATIONSBANK OF FLORIDA, N.A.


150 S.E. 3rd Ave., Suite 411            By: Bennie H. Duck
FL 7950-04-03                               -------------------------
Miami, FL 33131                         Title: Vice President
Attn: Bennie H. Duck, VP                       ----------------------

Telecopy No.  (305) 577-5745
Telephone No. (305) 577-5992


Payment Office:

NationsBank
One NationsBank Plaza
101 North Tryon Street
NC1-001-15-03
Charlotte, North Carolina 28255
Attn: Barbara Pollock

- --------------------------------------

Revolving Loan Commitment: $61,875,000

Pro Rata Share of Revolving Loan Commitment: 22.5%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                      [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                          BETWEEN SUN BANK, AS AGENT,
                            AND OFFICE DEPOT, INC.]



Address for Notices:                  PNC BANK, KENTUCKY, INC.


1950 Summit Park Drive                By: Jeff Horsey
Suite 225                                 ---------------------------
Orlando, FL 32810                        Title: Vice President
Attn: Mr. Jeffrey S. Horsey                     ----------------------
      Vice President & Manager
Telecopy No.  (407) 875-1615
Telephone No. (407) 875-0004


Payment Office:

1950 Summit Park Drive
Suite 225
Orlando, FL 32810
Attn: Mr. Jeffrey S. Horsey
      Vice President & Manager

- --------------------------------------------------

Revolving Loan Commitment: $48,125,000

Pro Rata Share of Revolving Loan Commitment: 17.5%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                      [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                          BETWEEN SUN BANK, AS AGENT,
                            AND OFFICE DEPOT, INC.]



Address for Notices:                        BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION


950 E. Paces Ferry Road                     By: Laurens F. Schaad, Jr.
Suite 3375                                      ---------------------------
Atlanta, GA 30326                           Title: Vice President
Attn: Laurens F. Schaad, Jr.                       ------------------------

Telecopy No.  (404) 249-6938
Telephone No. (404) 249-6915



Payment Office:

Bank of America National Trust
and Savings Association
1850 Gateway Boulevard
Concord, CA 94520
Attn: Atlanta Account Administrator

Telecopy No.  (510) 675-7532 or 7531
Telephone No. (510) 675-7733

- --------------------------------------------------

Revolving Loan Commitment: $61,875,000

Pro Rata Share of Revolving Loan Commitment: 22.5%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%